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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 28, 1998 included in Friedman, Billings, Ramsey Group Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement filed on Form S-8.

                              /s/ Arthur Andersen, LLP
Washington, D.C.
December 22, 1998